Exhibit 99.1

2014 Conference February 20, 2013 Kasper Jakobsen President and CEO

1 Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the fact they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and other words and terms of similar meaning and expression. Such statements are likely to relate to, among other things, a discussion of goals, plans and projections regarding financial position, results of operations, cash flows, market position, product development, product approvals, sales efforts, expenses, capital expenditures, performance or results of current and anticipated products and the outcome of contingencies such as legal proceedings and financial results. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations that involve inherent risks, uncertainties and assumptions that may cause actual results to differ materially from expectations as of the date of this presentation. These risks include, but are not limited to: (1) the ability to sustain brand strength, particularly the Enfa family of brands; (2) the effect on the company's reputation of real or perceived quality issues; (3) the effect of regulatory restrictions related to the company’s products; (4) the adverse effect of commodity costs; (5) increased competition from branded, private label, store and economy-branded products; (6) the effect of an economic downturn on consumers' purchasing behavior and customers' ability to pay for product; (7) inventory reductions by customers; (8) the adverse effect of changes in foreign currency exchange rates; (9) the effect of changes in economic, political and social conditions in the markets where we operate; (10) changing consumer preferences; (11) the possibility of changes in the Women, Infant and Children (WIC) program, or participation in WIC; (12) legislative, regulatory or judicial action that may adversely affect the company's ability to advertise its products or maintain product margins; and (13) the ability to develop and market new, innovative products. For additional information regarding these and other factors, see the company’s filings with the United States Securities and Exchange Commission (the SEC), including its most recent Annual Report on Form 10-K, which filings are available upon request from the SEC or at www.meadjohnson.com. The company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or other otherwise. Factors Affecting Comparability – Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including non-GAAP net sales, EBIT, earnings and earnings per share information. Specified Items, detailed in the Appendix to this presentation, are terms included in GAAP measures, but excluded for the purpose of determining non-GAAP net sales, EBIT, earnings and earnings per share. In addition, other items include the tax impact on Specified Items. Non-GAAP net sales, EBIT, earnings and earnings per share information adjusted for these items is an indication of the company’s underlying operating results and intended to enhance an investor’s overall understanding of the company’s financial performance. In addition, this information is among the primary indicators the company uses as a basis for evaluating company performance, setting incentive compensation targets and planning and forecasting of future periods. This information is not intended to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Tables that reconcile GAAP to non-GAAP disclosure are included in the Appendix. For more information: Kathy MacDonald Vice President – Investor Relations Mead Johnson Nutrition Company 847-832-2182 kathy.macdonald@mjn.com February 2014 Safe Harbor Statement

“Mead Johnson Ends IPO Dry Spell” 2 IPO Index Performance MJN celebrates 5 year IPO anniversary S&P Food S&P 500 MJN

3 MJN Ambition Our Ambition is to deliver superior revenue and earnings growth within the top quartile of peer group; We plan to achieve this through Increased market share of core categories Revenue growth at or above category growth rate Grow long-term earnings at or above the rate of revenue growth Economic Growth and Job Creation Increasing Spend on Premium Nutrition Increasing Number of Women in Workforce Middle Class and Dual-Income Families Emerge Trends Driving Growth Our Commitment To Our Shareholders

4 Economic Growth and Job Creation Increasing Spend on Premium Nutrition Increasing Number of Women in Workforce Middle Class and Dual-Income Families Emerge Trends Driving Growth Kilograms per Birth Births/1,000 Population 2012 Birth Rate 2012 IF-GUM* Volume Consumption External Drivers of Growth Source: ERC June 2013, CIA World Factbook * IF-GUM is defined as Infant Formula and Growing Up Milks. Excludes the Indian subcontinent

5 Economic Growth and Job Creation Increasing Spend on Premium Nutrition Increasing Number of Women in Workforce Middle Class and Dual-Income Families Emerge Trends Driving Category Unwavering commitment to quality Investment in innovation and demand creation behind our core business Areas of focus driven by consumer needs: Value added specialty products Toddler nutrition Convenience Opportunistic External Developments to build: Geographic reach Product/brand portfolio Capabilities Developing People and Capabilities Strategy For Growth Strategy Reflects Strong Category Prospects

6 6 +14% ~ +7% +9% +9% Middle East/Africa(1) Latin America Europe North America Asia(2) Category Growth 6-7% CAGR MJN Sales Growth3 2010 2011 2012 2013 2014E +7% Category Source: ERC forecasts as of June 2013 (1) Includes Middle East, North Africa and RSA (2) Asia includes Australia & New Zealand (3) Mead Johnson constant dollar sales growth as compared to prior year. Sales, $ B Continuous Revenue Growth at or above category growth rate

Revenue Drives EPS Growth Over Time

Long term revenue and earnings growth within top quartile of peer group

Long term earnings growth at or above the rate of revenue growth

MJN Growth[1]

	Sales	Non-GAAP EPS	
2010	+9%	+9%	✓
2011	+14%	+15%	✓
2012	+7%	+10%	✓
2013	+9%	+10%	✓
2014E	~+7%	4%-7%	Estimate

2014 Guidance anticipates unusual coincidence of headwinds:

- **Weakness in Emerging Market currencies, especially Venezuela**
- **Dairy costs and plant start up costs in Singapore.**

(1) Mead Johnson constant dollar sales growth and non-GAAP EPS as compared to prior year.

7

8 Our Geographic Portfolio Based on 2013 net sales, order is alphabetical within above grouping Asia and Latin America comprise 72% of Global Business MJN Operating Regions MJN Top Markets Mega Markets Mexico Canada Large Markets Malaysia Philippines Thailand Argentina Mid-size Markets Brazil Indonesia Peru Venezuela Vietnam China/HK Colombia Asia Latin America North America/ Europe

Total Category #1 9 Greater China South Asia China / HK #1 Premium Segment #3 Malaysia #1 #2 Thailand #1 #4 Vietnam #2 #3 Philippines #2 South America Argentina #1 #2 Brazil* #4 #4 Mexico Total Category Premium Segment Mexico #2 #1 #2 Colombia #1 #2 Ecuador #1 Peru #1 #1 Central America #1 Panamá Nicaragua Honduras Guatemala El Salvador Costa Rica #1 #1 Venezuela #3 #2 Building on Strong Foundations Source: Nielsen MAT Sales (August 2013), *For MJN Brazil Enfa only

10 Leveraging Science Core into Growing Up Milks Underpinning Strong Category Growth Drivers Seed Market Expansion Expanding Reach In China Case Studies exemplifying Growth Strategy

11 Science-based Innovation Case Study # 1: Innovation, Science, Toddlers

79 33 24 18 Infants acquiring tolerance (%) Significantly more infants built oral tolerance to cow milk protein after 1 year of Nutramigen LGG (P<O.O5)* Tolerance to Cow Milk Protein at 12 months Conclusion: “The current study shows that EHCF [extensively hydrolyzed casein formula] with LGG induces a higher rate of tolerance acquisition when compared to other possible dietary regimens [for the management of] cow milk protein allergy” 12 12 44 Extensively Hydrolyzed Casein Formula Nutramigen LLG Rice Hydrolysate Formula Soy Formula Amino Acid Formula Clinically Proven Superior Performance * Anything lower than P-Value <0.05 is statistically significant References: 1. Berni Canani R et al. J Pediatric. 2013 Apr 10. pii: S0022-3476(13)00284-9. doi: 10.1016/j.jpeds.2013.03.008. [Epub ahead of print.] 2. Lothe L et al. Pediatrics. 1989;83:262-266. 3. Wood RA. Pediatrics. 2003;111:1631-1637. 4. Høst A et al. Allergy. 1990;45:587-596. 5. Bishop JM et al. J Pediatr. 1990;116:862-867. 6. Koletzko S et al. J Pediatr Gastroenterol Nutr. 2012;55:221-229. 0 10 20 30 40 50 60 70 80 90

Toddlers’ diets are challenging: Many get only 1/3 of the recommended DHA each day Often consume foods that cause glucose to rise rapidly and then fall Our new toddler products: DHA at expert recommended levels Clinically proven steady glucose supply 13 Formulations Next Generation Growing Up Milks

14 0 – 12 Months 9 – 36 Months 0 – 3 Months Leveraging Science Beyond The First Year

15 U.S. Toddler Category Under Developed vs. Europe(1) MJN Children Sales in the U.S. are Significantly Under Developed vs. Infant(2) Enfagrow: MJN Largest Global Brand 25%+ YTD U.S. Europe Enfagrow Volume Sales Trend Source: Nielsen (2012) Source: MJN 2012 10K Source: Nielsen Foundations of the Global Children’s Model are Now in Place(3) Total EQs (MM) Total $ MJN Weekly Retail Sales - Enfagrow WENR SKUs (rolling 5 week) Toddler Category Growing In The US

Source: Company Research 16 1 in 10 Moms Are Users 3 months Average Length of Use National TV Advertising 1 in 3 Moms Are Aware of Category AWARENESS TRIAL REPEAT Knowledge Gap Presents Opportunity

17 City and Channel Extension Case Study # 2: China

The China Opportunity Large market $8 billion Infant & Growing Up Mile category with 16+ million births annually Competitive and fragmented, but consolidating >100 companies Vast and operationally complex Significant opportunity in top-tier and lower-tier cities Developing Channels Significant opportunity in new and developing channels 18 Premium Mass 100% 100% China Industry Volume (%) Chart source: Nielsen Retail audit and Baby Store audit panel as of stated year

19 Digital Advertising In-store Modern Trade Medical E-Commerce Baby Stores Our Ability To Execute with Excellence

20 Internet channel fueling incremental growth Internet channel predominantly Consumer-to-Consumer 20 C2C Other B2C B2C TMall Equivalent in US C2C: Ebay B2C: Amazon Category Sales MJN Launches - 2013 Opportunity for Internet Expansion Source: Smart Path in YTD Jul 2013

Developing New Segments Building On Relationships Expanding Into New Channels Continued Steady City Expansion Specialty Solutions Baby Stores eCommerce 21 The Path Forward Innovation and Execution are key to sustaining growth Source: City segmentation based on China government statistical yearbook, 2010

22 Seed Market Expansion Case Study # 3:Brazil

1957 Sustagen - leads Nutritional Complement category Enfamil launched Sustagen Plant Acquisition 2011 Medical Sales Force execution focus City Expansion 2012 Enfagrow launched Sustagen RTD Launch Enfamil + 4pt share(1) 2013 23 Our History In Brazil (1) Source: CCR, IMS YTD August 2013 vs. year ago

200+ million population with 3 million births annually – and growing Large economy with growing middle class and rising per capita income Unemployment rate of 4.6% low despite current challenges Female participation in workforce still below 50% 24 Graph Source: Goldman Sachs, US$ in Purchasing Power Parity Maps: HDI – Human Development Index Population with annual income > $15,000 Population in Millions 0 20 40 60 80 100 120 2010 2015 2020 2025 Mexico Russia Brazil India Thailand HDI Underdeveloped Developed Attractive Developing Market

25 2013 2018 USD MM 2013 (P) Sales $4.4 B Sales $6.8 B Category will grow 50% in five years A Large and Growing Market. Nielsen + IMS and Company Research

Invested competitively in demand generation Developing ‘seed’ markets Gained Market Share over past 5 years Expanding Manufacturing Capacity - Singapore Launched ~ 150 new products since 2009 Opened new Pediatric Nutrition Institutes in the U.S., Mexico and China Sales Force employees increased 7% since IPO 26 +220 bps +290 bps Building Capabilities For The Future

27 MJN Ambition Our Ambition is to deliver superior revenue and earnings growth within the top quartile of peer group; We plan to achieve this through Increased market share of core categories Revenue growth at or above category growth rate Grow long-term earnings at or above the rate of revenue growth Economic Growth and Job Creation Increasing Number of Women in Workforce Trends Driving Growth Our Commitment To Our Shareholders Increasing Spend on Premium Nutrition Middle Class and Dual-Income Families Emerge

28 Financial Highlights Pete Leemputte EVP and CFO

29 +8% 2008-2013 CAGR +12% Sales, $ B Non-GAAPEPS Constant Dollar Sales Growth ~ +7% +9% +7% +14% +9% +15% +10% +10% +4%-7% +9% Strong sales growth has been leveraged into even higher growth in EPS Strong Financial Performance +3% +17%

Constant dollar sales growth of 8% annually since our IPO is equally balanced between pricing and volume 30 +4% +4% +8% 2008-2013 CAGR Price Volume Sales Growth: Volume vs. Price Sales growth measured in constant dollars

31 Latin America Asia 2009 2010 2011 2012 2013 Volume - Organic Price Volume for NA/Europe is presented on a reported basis. Core volumes for NA/Europe, excluding non-core businesses exited in late 2012, are flat YTD 2013. Volume growth has been strong across Asia and Latin America 8% 7% 2008-2013 CAGR 8% 6% 2008-2013 CAGR Volume - Acquisition Price and Volume for Asia and LatAm 3% +10% +10% +9% +2% 6% 8% 20% 0% 8% 11% 6% 4% 7% 2% 3% 12% 8% 9% 6% 6% 20% 7% 11% 11%

32 North America & Europe Asia 2009 2010 2011 2012 2013 In 2014 we expect to see continued strong growth in Asia and Latin America, and a return to growth in North America/Europe Latin America 2014E Growth Similar to 2013 Double Digit Growth Low Single Digit Growth Constant $ Sales Growth by Segment Argentine Acquisition 17% 20% VZ/ARG pricing added 8% to 2013 sales growth 17% 14% 24% 7% 10% - 10% 1% 3% - 3% - 2% 12% 18% 14% 27% 22%

33 If current exchange rates are maintained, sales growth would be reduced by about 2.5% and EPS by $0.08 per share in 2014 versus 2013 FX Impact on Reported Sales Growth Asia North America/ Europe Latin America The dollar has strengthened noticeably against many currencies, reducing reported sales growth MJN Annual Sales Impact from F/X +3% -1% -1% -2.5% 2014E 2011 2012 2013

34 2013 Sales $4.2 Bil Greatest FX exposure is in emerging markets outside China and HK Represents less than half our sales base Higher pricing offsets the impact of a strengthening dollar Impact of Pricing and FX on Sales Growth 2012 2013 Region Price FX Price FX Latin America +7% -6% +11% -8% South Asia +7% -1% +6% -1% Managing FX Sales Exposure LA South Asia Canada/ Europe All Other

Venezuela: Significant Uncertainty 35 The wider range in our January EPS guidance reflects greater uncertainty in Venezuela Venezuela accounted for about 2% of sales in 2013 Strong volume gains in 2013 due in part to product movement from VZ into other markets Government introduced new dual exchange rate system in late January 6.3 bolivars/USD for food/nutrition companies Auction-based exchange rate referred to as SICAD; rate currently at 11.7 bolivars/USD with further weakening expected during the year Interpretation of new rules for accounting purposes is complex SICAD rate may be applied to earnings within Venezuela, resulting in the translation of local currency results at an unfavorable rate Slowdown in government approval to exchange bolivars into USD seen during Q4 For product we import into VZ from Mexico (rate currently at 6.3) Leads to greater bolivar cash balance ($24MM @ yearend) subject to remeasurement losses Government issued new decree on February 7th that could limit ability to take pricing

Gross Margin: Inflation vs. Productivity COGS Productivity Target 3% of COGS productivity each year 2013 COGS Dairy Spot Prices Savings as % of COGS $/kg Note: WMP = Whole Milk Powder; NFDM = Non-Fat Dry Milk 36 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Jan 09 Apr 09 Jul 09 Oct 09 Jan 10 Apr 10 Jul 10 Oct 10 Jan 11 Apr 11 Jul 11 Oct 11 Jan 12 Apr 12 Jul 12 Oct 12 Jan 13 Apr 13 Jul 13 Oct 13 Jan 14

37 Gross Margin EBIT Operating Expenses In 2014, we are managing the business to offset the impact of higher dairy costs and the Singapore plant start-up through greater leverage of operating expenses Margin Trends Measured as a % of Sales Even with dairy headwind and Singapore start-up costs, we are still in the range of our longer-term gross margin target between 62% to 63% 24.0% 23.6% 23.3% 23.1% ~23% to 23.5% 39.4% 39.3% 38.7% 40.4% ~ 39% 63.4% 63.0% 61.9% 63.5% ~62.5% 2010 2011 2012 2013 2014E

38 (1) Working Capital defined as receivables, inventory and accounts payable. Strong and Stable Free Cash Flow We retain significant financial flexibility given strong cash generation Free Cash Flow $ in Millions 2010 2011 2012 2013 Net Earnings $458 $519 $612 $655 Depreciation and Amortization $65 $75 $77 $83 Change in Working Capital1 $3 ($76) $70 ($90) Other ($12) $115 ($66) $159 Operating Cash Flow $514 $633 $693 $807 Capital Expenditures ($172) ($110) ($124) ($240) Free Cash Flow $342 $523 $569 $567 Working Capital1 % of Sales Year Annual Average 2010 9.1% 2011 9.2% 2012 10.2% 2013 7.4%

Quarterly Dividend Per Share Potential Acquisitions Within Core 39 Returning Cash to Shareholders $ in Millions 2010 2011 2012 2013 Free Cash Flow $342 $523 $569 $567 Dividends ($180) ($206) ($237) ($268) Share Repurchases ($2) ($88) ($155) ($106) Total Return to Shareholders ($182) ($294) ($392) ($374) % of Free Cash Flow 53% 56% 69% 66% $500 MM Share Repurchase Program 80% Equity Interest in Joint Venture with SanCor in Argentina +13% +16% +15% +13% Uses of Free Cash Flow $0.20 $0.225 $0.26 $0.30 $0.34 2009 2010 2011 2012 2013

40 $596 $1,051 $1,042 $840 U.S. Outside U.S. Cash Returned to Shareholders $182 M $294 M $392 M $374 M Net Pretax Interest Expense $49 M $52 M $65 M $51 M Year-End Cash Balance It is necessary to repatriate earnings from abroad to meet cash needs in the U.S. $400 MM return of basis from abroad

41 Top Markets 2014 Rate U.S. 37% Mexico 30% Philippines 30% Canada 27% China 25% Malaysia 25% Thailand 20% Hong Kong 17% Netherlands Single Digit Singapore Single Digit Drivers of Future ETR Lower ETR Higher ETR Benefit of Manufacturing Profit from New Singapore Spray Dryer Once Fully Operational Possible Need to Repatriate Future Earnings from Lower ETR Markets to the U.S. MJN Non-GAAP ETR * 2012 excludes prior year’s tax benefit of $0.07 per share. Including this benefit, Non-GAAP ETR was 24.3% Strong Progress to Reduce Tax Rate There can be a significant penalty to repatriating earnings from abroad 30.1% 28.6% 28.5% 26.0% 24.2% 2009 2010 2011 2012* 2013

42 Spending Focus Range Growth 40 - 50% Productivity 10 - 20% Quality 10 - 20% Maintenance 20 - 30% SAP and Systems Investment Baseline Capital Singapore Spray Dryer & Technology Center Capital Returns to Normal Level in 2014

43 43 Guidance provided in Press Release dated January 31, 2014. GAAP EPS guidance is $3.44 to $3.56, which includes $0.06 per diluted share of specified items. The company is planning to adopt mark-to-market pension accounting during 1Q 2014. The above guidance does not reflect this change in accounting methodology. Full Year Guidance1 2014 Non-GAAP EPS: $3.50 to $3.62

44 Our Commitment To Our Shareholders MJN Ambition Our Ambition is to deliver superior revenue and earnings growth within the top quartile of peer group; We plan to achieve this through Increased market share of core categories Revenue growth at or above category growth rate Grow long-term earnings at or above the rate of revenue growth Economic Growth and Job Creation Increasing Number of Women in Workforce Trends Driving Growth Increasing Spend on Premium Nutrition Middle Class and Dual-Income Families Emerge

Thank You

Reconciliation of GAAP to non-GAAP

	2009	2010	2011	2012					2013				
$ in millions	FY	FY	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Net Sales													
GAAP	$2,826.5	$3,141.6	$3,677.0	$986.6	$1,012.3	$921.3	$981.1	$3,901.3	$1,037.9	$1,055.3	$1,046.8	$1,060.7	$4,200.7
Adjustments: (None)													
Non-GAAP	**$2,826.5**	**$3,141.6**	**$3,677.0**	**$986.6**	**$1,012.3**	**$921.3**	**$981.1**	**$3,901.3**	**$1,037.9**	**$1,055.3**	**$1,046.8**	**$1,060.7**	**$4,200.7**
Gross Profit													
GAAP	$1,851.8	$1,992.0	$2,314.7	$613.1	$640.0	$563.8	$599.1	$2,416.0	$647.0	$670.9	$681.3	$668.7	$2,667.9
Adjustments: (None)													
Non-GAAP	**$1,851.8**	**$1,992.0**	**$2,314.7**	**$613.1**	**$640.0**	**$563.8**	**$599.1**	**$2,416.0**	**$647.0**	**$670.9**	**$681.3**	**$668.7**	**$2,667.9**
Opex													
GAAP	$1,172.2	$1,309.1	$1,540.6	$364.3	$391.7	$380.6	$409.4	$1,546.0	$397.9	$439.3	$442.6	$463.5	$1,743.3
Adjustments:													
IT and other separation costs	(19.2)	(57.1)	(74.7)	(1.7)	(5.4)	(4.9)	(7.9)	(19.9)	0.0	0.0	0.0	0.0	0.0
Severance and other costs	(25.3)	(5.1)	(11.6)	(1.0)	(0.5)	(8.1)	(11.5)	(21.1)	(1.4)	(0.6)	(0.1)	(0.5)	(2.6)
Legal, settlements and related costs	(17.5)	(9.2)	(7.6)	(1.5)	(1.4)	(0.2)	0.3	(2.8)	(0.2)	0.0	(1.1)	(7.9)	(9.2)
Other [1]	(19.1)	0.0	0.0	0.0	0.0	5.5	1.0	6.5	0.0	(7.4)	(26.0)	0.0	(33.4)
Non-GAAP	**$1,091.1**	**$1,237.7**	**$1,446.7**	**$360.1**	**$384.4**	**$372.9**	**$391.3**	**$1,508.7**	**$396.3**	**$431.3**	**$415.4**	**$455.1**	**$1,698.1**
EBIT													
GAAP	$679.6	$682.9	$774.1	$248.8	$248.3	$183.2	$189.7	$870.0	$249.1	$231.6	$238.7	$205.2	$924.6
Adjustments:													
IT and other separation costs	19.2	57.1	74.7	1.7	5.4	4.9	7.9	19.9	0.0	0.0	0.0	0.0	0.0
Severance and other costs	25.3	5.1	11.6	1.0	0.5	8.1	11.5	21.1	1.4	0.6	0.1	0.5	2.6
Legal, settlements and related costs	17.5	9.2	7.6	1.5	1.4	0.2	(0.3)	2.8	0.2	0.0	1.1	7.9	9.2
Other [1]	19.1	0.0	0.0	0.0	0.0	(5.5)	(1.0)	(6.5)	0.0	7.4	26.0	0.0	33.4
Non-GAAP	**$760.7**	**$754.3**	**$868.0**	**$253.0**	**$255.6**	**$190.9**	**$207.8**	**$907.3**	**$250.7**	**$239.6**	**$265.9**	**$213.6**	**$969.8**

Note: Quarterly results not audited.

(1) For 2009, includes IPO offset by a gain on patent settlement and sale of a non-strategic intangible asset. For 2012, includes sale of a certain non-core intangible asset. For 2013, includes the administrative penalty (China)

46

Reconciliation of GAAP to non-GAAP

	2009	2010	2011					2012					2013				
In millions, except per share data	FY	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Earnings Before Income Taxes																	
GAAP	$587.0	$634.3	$209.5	$191.5	$188.6	$132.3	$721.9	$234.3	$230.7	$166.3	$173.7	$805.0	$234.9	$219.2	$226.4	$193.5	$874.0
Adjustments:																	
IT and other separation costs	19.2	57.1	15.4	24.7	21.1	13.5	74.7	1.7	5.4	4.9	7.9	19.9	0.0	0.0	0.0	0.0	0.0
Severance and other costs	25.3	5.1	0.2	(0.2)	0.2	11.4	11.6	1.0	0.5	8.1	11.5	21.1	1.4	0.6	0.1	0.5	2.6
Legal, settlements and related costs	17.5	9.2	0.9	0.3	3.2	3.2	7.6	1.5	1.4	0.2	(0.3)	2.8	0.2	0.0	1.1	7.9	9.2
Other [1]	19.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(5.5)	(1.0)	(6.5)	0.0	7.4	26.0	0.0	33.4
Non-GAAP	$668.1	$705.7	$226.0	$216.3	$213.1	$160.4	$815.8	$238.5	$238.0	$174.0	$191.8	$842.3	$236.5	$227.2	$253.6	$201.9	$919.2
Provision for Income Taxes																	
GAAP	$176.4	$176.1	$60.6	$56.6	$42.7	$43.0	$202.9	$64.5	$59.6	$27.1	$41.4	$192.6	$60.4	$55.6	$66.4	$36.7	$219.1
Adjustments:																	
Tax impact of non-GAAP adjustments	24.4	25.9	5.8	8.2	8.2	7.1	29.3	1.0	1.9	3.2	5.6	11.7	0.1	(0.8)	0.4	3.6	3.3
Non-GAAP	$200.8	$202.0	$66.4	$64.8	$50.9	$50.1	$232.2	$65.5	$61.5	$30.3	$47.0	$204.3	$60.5	$54.8	$66.8	$40.3	$222.4
Effective Tax Rate																	
GAAP	30.1%	27.8%	28.9%	29.6%	22.6%	32.5%	28.1%	27.5%	25.9%	16.3%	23.8%	23.9%	25.7%	25.3%	29.4%	18.9%	25.1%
Non-GAAP	30.1%	28.6%	29.4%	29.9%	23.9%	31.3%	28.5%	27.5%	25.8%	17.4%	24.5%	24.3%	25.6%	24.1%	26.4%	19.9%	24.2%

Note: Quarterly results not audited.

(1) For 2009, includes IPO offset by a gain on patent settlement and sale of a non-strategic intangible asset. For 2012, includes sale of a certain non-core intangible asset. For 2013, includes the adminstrative penalty (China)

47

Reconciliation of GAAP to non-GAAP

	2009	2010	2011	2012					2013				
In millions, except per share data	FY	FY	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Net Earnings													
GAAP	$410.6	$458.2	$519.0	$169.8	$171.1	$139.2	$132.3	$612.4	$174.5	$163.6	$160.0	$156.8	$654.9
Adjustments:													
IT and other separation costs	19.2	57.1	74.7	1.7	5.4	4.9	7.9	19.9	0.0	0.0	0.0	0.0	0.0
Severance and other costs	25.3	5.1	11.6	1.0	0.5	8.1	11.5	21.1	1.4	0.6	0.1	0.5	2.6
Legal, settlements and related costs	17.5	9.2	7.6	1.5	1.4	0.2	(0.3)	2.8	0.2	0.0	1.1	7.9	9.2
Other [1]	19.1	0.0	0.0	0.0	0.0	(5.5)	(1.0)	(6.5)	0.0	7.4	26.0	0.0	33.4
Income Tax Expense	(24.4)	(25.9)	(29.3)	(1.0)	(1.9)	(3.2)	(5.6)	(11.7)	(0.1)	0.8	(0.4)	(3.6)	(3.3)
Non-GAAP	**$467.3**	**$503.7**	**$583.6**	**$173.0**	**$176.5**	**$143.7**	**$144.8**	**$638.0**	**$176.0**	**$172.4**	**$186.8**	**$161.6**	**$696.8**
Net Earnings attributable to shareholders													
GAAP	$399.6	$452.7	$508.5	$164.2	$165.8	$140.3	$134.2	$604.5	$172.5	$162.2	$161.6	$153.2	$649.5
Adjustments:													
IT and other separation costs	19.2	57.1	74.7	1.7	5.4	4.9	7.9	19.9	0.0	0.0	0.0	0.0	0.0
Severance and other costs	25.3	5.1	11.6	1.0	0.5	8.1	11.5	21.1	1.4	0.6	0.1	0.5	2.6
Legal, settlements and related costs	17.5	9.2	7.6	1.5	1.4	0.2	(0.3)	2.8	0.2	0.0	1.1	7.9	9.2
Other [1, 3]	19.1	0.0	0.0	0.0	0.0	(5.5)	(1.0)	(6.5)	0.0	7.4	22.3	(0.1)	29.6
Income Tax Expense	(24.4)	(25.9)	(29.3)	(1.0)	(1.9)	(3.2)	(5.6)	(11.7)	(0.1)	0.8	(0.4)	(3.6)	(3.3)
Non-GAAP	**$456.3**	**$498.2**	**$573.1**	**$167.4**	**$171.2**	**$144.8**	**$146.7**	**$630.1**	**$174.0**	**$171.0**	**$184.7**	**$157.9**	**$687.6**
EPS													
Diluted GAAP shares	200.7	205.1	205.0	204.6	204.7	204.3	203.6	204.3	203.2	203.2	202.8	202.7	203.1
GAAP EPS	**$1.99**	**$2.20**	**$2.47**	**$0.80**	**$0.81**	**$0.69**	**$0.66**	**$2.95**	**$0.85**	**$0.80**	**$0.79**	**$0.75**	**$3.19**
Diluted Non-GAAP shares [2]	204.6	205.1	205.0	204.6	204.7	204.3	203.6	204.3	203.2	203.2	202.8	202.7	203.1
Non-GAAP EPS	**$2.23**	**$2.42**	**$2.79**	**$0.82**	**$0.83**	**$0.71**	**$0.72**	**$3.08**	**$0.85**	**$0.84**	**$0.91**	**$0.78**	**$3.38**

Note: Quarterly results not audited.

(1) For 2009, includes IPO offset by a gain on patent settlement and sale of a non-strategic intangible asset. For 2012, includes sale of a certain non-core intangible asset. For 2013, includes the administrative penalty (China)

(2) Prior to February 10, 2009, there were 170.0 million shares of common stock outstanding. The company issued an additional 34.5 million shares of common stock in the IPO. For Non-GAAP EPS, the diluted shares number of shares outstanding is 204.5 million through Q1 2009

(3) For 2013, includes benefit for adjustment attributable to noncontrolling interests.

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Supplemental Financial Information

Net Sales Growth [1]	2009 FY	2010 FY	2011 Q1	2011 Q2	2011 Q3	2011 Q4	2011 FY	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2012 FY	2013 Q1	2013 Q2	2013 Q3	2013 Q4	2013 FY
Total Company																	
Volume	-3%	5%	11%	17%	7%	11%	11%	5%	3%	-5%	2%	1%	-1%	2%	12%	6%	5%
Price / Mix	5%	4%	4%	1%	4%	3%	3%	4%	8%	6%	5%	6%	6%	2%	4%	5%	4%
Constant Dollar Sales	**2%**	**9%**	15%	18%	11%	14%	**14%**	9%	11%	1%	7%	**7%**	5%	4%	16%	11%	**9%**
Foreign Exchange	-4%	2%	3%	4%	4%	-1%	3%	0%	-2%	-2%	1%	-1%	0%	0%	-2%	-3%	-1%
Reported Sales	**-2%**	**11%**	18%	22%	15%	13%	**17%**	9%	9%	-1%	8%	**6%**	5%	4%	14%	8%	**8%**
Asia																	
Volume	6%	8%	15%	26%	23%	16%	20%	16%	2%	-13%	-5%	0%	-4%	3%	20%	16%	8%
Price / Mix	11%	6%	7%	2%	5%	4%	4%	6%	9%	7%	6%	7%	4%	-1%	2%	4%	2%
Constant Dollar Sales	**17%**	**14%**	22%	28%	28%	20%	**24%**	22%	11%	-6%	1%	**7%**	0%	2%	22%	20%	**10%**
Foreign Exchange	-3%	4%	5%	5%	6%	2%	5%	2%	1%	-1%	2%	1%	1%	2%	0%	-1%	1%
Reported Sales	**14%**	**18%**	27%	33%	34%	22%	**29%**	24%	12%	-7%	3%	**8%**	1%	4%	22%	19%	**11%**
Latin America [2]																	
Volume	-3%	12%	10%	8%	8%	8%	8%	14%	22%	21%	24%	20%	17%	13%	12%	6%	11%
Price / Mix	8%	6%	8%	6%	7%	4%	6%	3%	8%	9%	6%	7%	14%	11%	9%	10%	11%
Constant Dollar Sales	**5%**	**18%**	18%	14%	15%	12%	**14%**	17%	30%	30%	30%	**27%**	31%	24%	21%	16%	**22%**
Foreign Exchange	-12%	1%	4%	6%	5%	-6%	2%	-4%	-10%	-8%	0%	-6%	-4%	-5%	-10%	-11%	-8%
Reported Sales	**-7%**	**19%**	22%	20%	20%	6%	**16%**	13%	20%	22%	30%	**21%**	27%	19%	11%	5%	**14%**
North America/Europe [2]																	
Volume	-10%	0%	5%	10%	-11%	3%	2%	-14%	-5%	-8%	-1%	-7%	-4%	-6%	0%	-8%	-5%
Price / Mix	0%	0%	0%	-1%	2%	3%	1%	3%	5%	3%	5%	4%	5%	2%	2%	3%	3%
Constant Dollar Sales	**-10%**	**0%**	5%	9%	-9%	6%	**3%**	-11%	0%	-5%	4%	**-3%**	1%	-4%	2%	-5%	**-2%**
Foreign Exchange	-2%	1%	0%	1%	1%	0%	0%	-1%	-1%	-1%	0%	-1%	0%	0%	0%	0%	0%
Reported Sales	**-12%**	**1%**	5%	10%	-8%	6%	**3%**	-12%	-1%	-6%	4%	**-4%**	1%	-4%	2%	-5%	**-2%**

Note: This schedule has not been audited.
(1) Growth as compared to prior year - the same period
(2) During the fourth quarter of 2012, the company implemented a change in its organizational structure involving the transfer of the Puerto Rican operations from the North America to the Latin America business. This change did not have a material impact on the assets of North America or Latin America. All prior periods have been recast.

49